SCHEDULE 14C INFORMATION

            Information Statement Pursuant to Section 14(c)
                  of the Securities Exchange Act of 1934


           We Are Not Asking You for a Proxy and You are Requested
                             Not To Send Us a Proxy

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[X] Definitive Information Statement

-----------------------------------------------------------------------------

                       BEVSYSTEMS INTERNATIONAL, INC.

-----------------------------------------------------------------------------

            Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


1) Title of each class of securities to which transaction applies:

   Common, No par value


2) Aggregate number of securities to which transaction applies: 64,398,290


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
   filing fee is calculated and state how it was determined):      NA


4) Proposed maximum aggregate value of transaction:    NA


5) Total fee paid:  NA



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                     BEVSYSTEMS INTERNATIONAL, INC.
                             _____________

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     To Be Held October 21, 2002

     A Special Meeting of the Shareholders of BevSystems
International, Inc. (the "Company") will be held on October 21,
2002 at 1:00 p.m., local time, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 (727) 446-
2999, for the following purposes:

     A. To authorize the increase of the Company's authorized capital common shares from one hundred million
           (100,000,000) (no par value) common shares to six hundred fifty million (650,000,000) (no par value) common shares; and

     B. To vote on the recommendation by the Company's Board of Directors that the Shareholders direct the President to conclude the negotiations with Alfresh Beverages of Canada as set forth in the previously entered into Letter of Intent, and enter into a definitive agreement; and

     C. To approve the Board's recommendation that the Company's domicile be changed from Colorado to Florida.

     The Board of Directors has fixed the close of business on September 25, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business September 25, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 64,398,290. The Company is not asking for a Proxy from any shareholder.

     The enclosed Notice of Meeting provides you with detailed information about the meeting. In addition, you may obtain information about BEVSYSTEMS INTERNATIONAL, INC. from documents filed by the Company with the Securities Exchange Commission, copies of which are available by contacting the Company. We encourage you to read this entire document carefully.

                                  By Order of the Board of Directors:


September 27, 2002                G. Robert Tatum, Chairman
                                  -------------------------

ITEM 1.  INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A.
         ----------------------------------------------

     Item 1.  Date, Time and Place Information.
              ---------------------------------

     A Special Meeting of the Shareholders of BevSystems
International, Inc. (the "Company") will be held on October 21,
2002 at 1:00 p.m., local time, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 (727) 446-
2999, for the following purposes:

     A. To authorize the increase of the Company's authorized capital common shares from one hundred million
           (100,000,000) (no par value) common shares to six hundred fifty million (650,000,000) (no par value) common shares; and

     B. To vote on the recommendation by the Company's Board of Directors that the Shareholders direct the President to conclude the negotiations with Alfresh Beverages of Canada as set forth in the previously entered into Letter of Intent, and enter into a definitive agreement; and

     C. To approve the Board's recommendation that the Company's domicile be changed from Colorado to Florida.

     The Board of Directors has fixed the close of business on September 25, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business September 25, 2002 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders' Meeting is 64,398,290. The Company is not asking for a Proxy from any shareholder.


     Item 2.  Revocability of Proxy.  We Are Not Asking You for
              ----------------------
a Proxy and You are Requested Not To Send Us a Proxy. The Company is not asking for a Proxy from any shareholder. The Board has determined that shareholders holding a majority of the shares entitled to vote will cast ballots in favor of the Boards recommendations. The Special Meeting to be held on October 21, 2002 is called pursuant to the Colorado Revised Statutes, which requires notice of the proposed actions, and the holding of a shareholders' meeting.

     Item 3.  Dissenters' Rights of Appraisal.  In accordance
              --------------------------------
with the Colorado Revised Statutes, shareholders may have "Dissenters' Rights of Appraisal" regarding the Company's plan to enter into a business combination with Alfresh Beverages of Canada. If a shareholder elects to dissent, subject to the requirements of the Colorado Revised Statutes, the shareholder may obtain payment of the fair value of the shareholder's shares. The Company will provide each shareholder with the statutory notice within the prescribed time. The Notice of Dissenter's Rights will include detailed instructions on how a shareholder may exercise dissenters' rights, the method of payment, and any relevant time periods which a shareholder must satisfy in order to exercise dissenters' rights.

     Item 4.  Persons Making the Solicitation.  We Are Not Asking
              --------------------------------
You for a Proxy and You are Requested Not To Send Us a Proxy. No person, including any members of the Board of Directors, are requesting that you send a Proxy.

     Item 6.  Voting Securities and Principal Holders Thereof.
              ------------------------------------------------

         (a) The total shares outstanding and entitled to vote at the Shareholders' Meeting, to be held on October 21, 2002 is 64,398,290; there is only one class of share, which is entitled to vote.

         (b) Only shareholders of record as of September 25, 2002 will be entitled to vote on matters submitted at the Special
Meeting to be held on October 21, 2002.

     Item 12.  Modification or Exchange of Securities.
               ---------------------------------------

          (a) The Registrant presently has 100,000,000 common shares authorized and 64,398,290 outstanding, which constitute the only class of security issued. The Board has recommended that the number of authorized shares be increased to 650,000,000 million (no par value) common shares. Therefore, the number of outstanding shares will not be affected. The Board believes that it is in the best interest of the Company that in the future it have the ability to issues shares in excess of the 100,000,000 presently authorized.


     Item 14.  Mergers, Consolidations, Acquisitions and Similar
               -------------------------------------------------
Matters.  The registrant's Board of Directors has determined that it
--------
will be in the best interest of the Company to enter into a definitive agreement with Alfresh Beverages of Canada. The Board of Directors has determined that shareholders, holding a majority of the shares necessary to approve the recommended action, will vote their shares in favor authorizing the President of the Company to enter into a definitive agreement for a business combination between the Company and Alfresh Beverages of Canada. However, The Board Is Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy. The entering into business combination may result in a dilution of the present shareholders' holdings in the Company.

     Item 19.  Amendment of Charter, By-Laws or other Documents.  The
               -------------------------------------------------
Articles of Incorporation of the Company will be amended to reflect an increase in the authorized common shares from one hundred million (100,000,000) (no par value) common shares to six hundred fifty million (650,000,000) (no par value) common shares.

     Item 21.  Voting Procedures.  The actions taken by the Corporation
               ------------------
require a vote of a majority of the shareholders. The Board of Directors has determined that shareholders holding a majority of the shares necessary to approve the recommended action will vote their shares in favor of all recommended actions. Therefore, The Board Is
Not Asking You for a Proxy and You are Requested Not To Send Us a
Proxy.   The Board has a sufficient number of shares committed to vote in favor of all proposals to be submitted at the Special Meeting of the Shareholders on October 21, 2002.


ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED.
         -----------------------------------------

The Board Is Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.


ITEM 3.  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO
         BE ACTED UPON.
         ----------------------------------------------------------

NONE


ITEM 4.  PROPOSALS BY SECURITY HOLDERS
         -----------------------------

NONE


ITEM 5.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN
         ADDRESS
         ----------------------------------------------------
N/A


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEVSYSTEMS INTERNATIONAL, INC.

Date: September 27, 2002
					                                        By:

                                /s/ G. Robert Tatum
                                Chairman


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